EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

In connection with the quarterly report on Form 10-Q of Ready Capital Corporation (the “Company”) for the period ended September 30, 2026 to be filed with the Securities and Exchange Commission on or about the date hereof (the “report”), I, Thomas E. Capasse, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934.

Date: November 6, 2026

By:	/s/ Thomas E. Capasse
Name: Thomas E. Capasse
Title: Chief Executive Officer